Filed Pursuant to Rule 497
File no. 333-213498

Maximum Offering of 79,483,456 Shares
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Supplement No. 6 dated April 25, 2018
to
Prospectus dated October 30, 2017
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This Supplement No. 6 contains information which amends, supplements, or modifies certain information contained in the Prospectus of Priority Income Fund, Inc. (the “Company”) dated October 30, 2017, as amended or supplemented (the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 34 of the Prospectus and in Supplement No. 2, dated January 5, 2018, before you decide to invest.

On April 24, 2018, the Board of Directors of Priority Income Fund, Inc. (the “Company”) approved amended and restated bylaws of the Company (the “Amended and Restated Bylaws”). The material changes included in the Amended and Restated Bylaws are reflected below:

Exclusive Forum

Our bylaws provide that, to the fullest extent permitted by law, unless we consent in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a duty owed by any director, officer or other agent of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the MGCL, Maryland statutory or common law, the Charter or bylaws, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be the Circuit Court for Baltimore City, Maryland (or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division). In the event that any action or proceeding described in the preceding sentence is pending in the Circuit Court for Baltimore City, Maryland, all parties shall cooperate in seeking to have the action or proceeding assigned to the Business & Technology Case Management Program. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company shall be deemed, to the fullest extent permitted by law, to have notice of and consented to these exclusive forum provisions and to have irrevocably submitted to, and waived any objection to, the exclusive jurisdiction of such courts in connection with any such action or proceeding and consented to process being served in any such action or proceeding, without limitation, by United States mail addressed to the stockholder at the stockholder’s address as it appears on the records of the Company, with postage thereon prepaid.